                                 EXHIBIT 10.32.4

               AMENDED AND RESTATED MULTI-CURRENCY PROMISSORY NOTE

$90,000,000                                                      August __, 2006
                                                           Reading, Pennsylvania

     FOR VALUE RECEIVED, Arrow International, Inc., a Pennsylvania corporation, Arrow Medical Products, Ltd., a Pennsylvania corporation, Arrow Deutschland GmbH, a corporation organized and existing under the laws of Germany, Arrow Iberia, S.A., a corporation organized and existing under the laws of Spain, Arrow Internacional de Mexico S.A. de C.V., a corporation organized and existing under the laws of Mexico, Arrow Hellas Commercial A. E., a corporation organized and existing under the laws of Greece, Arrow Nederland B.V., a corporation organized and existing under the laws of the Netherlands, Arrow Medical Holdings, B.V., a corporation organized and existing under the laws of the Netherlands, Arrow International CR, a.s., a corporation organized and existing under the laws of the Czech Republic, Arrow Italy SpA, a corporation organized and existing under the laws of Italy, and Arrow International UK Ltd., a corporation organized and existing under the laws of the United Kingdom (collectively, the "Borrowers"), jointly and severally promise to pay to the order of Wachovia Bank, N.A. (f/k/a First Union National Bank) (the "Bank"), a national banking association, for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrowers (or any of them) pursuant to the Loan Agreement referred to below, on the Termination Date provided for in the Loan Agreement, the terms of which are incorporated herein and shall be controlling, together with interest on such amount and all other sums due under such Loan Agreement.

     1. Interest. The Borrowers promise to pay interest on the unpaid principal amount of each Loan on the date and at the rate or rates provided for in the Loan Agreement. All such payments of principal and interest shall be made in the respective Currencies in which such Loans are denominated in immediately available funds at the Bank's Applicable Lending Office, subject to the terms and conditions of the Loan Agreement. Interest shall be calculated on the basis of the actual number of days elapsed and a year of three hundred sixty (360) days.

     2. Loan Agreement. This Promissory Note evidences the Borrowers' obligations to repay Loans and all other sums due and owing under the Loan Agreement among the Borrowers and the Bank dated April 2, 2001, as amended March 29, 2002, June 30, 2003, April 23, 2004, May 27, 2005, May 25, 2006, and the
date hereof (collectively, the "Loan Agreement"), which Loan Agreement is incorporated herein by reference. Terms used herein without definition that are defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement. This Note is issued subject to the terms and conditions of the Loan Agreement and is entitled to all the benefits and remedies contained in the Loan Agreement. Notwithstanding anything contained herein to the contrary and notwithstanding the fact that the face amount of this Note is Ninety Million Dollars ($90,000,000), the payment by the Borrowers of principal and interest on the Loans, as provided in the Loan Agreement and herein, shall be made in the Currencies and on the terms as provided by Section 2 of the Loan Agreement.

     3. Maturity Date. The entire unpaid principal balance, accrued unpaid interest and other sums, charges, fees and expenses relating and pertaining to this Note shall be due and payable in full on the Termination Date.

     4. Loan Records. The actual amounts due and owing from time to time under this Note shall be evidenced by Bank's books and records of receipts and disbursements hereunder. Bank shall set up and establish an account on the books of Bank on which will be recorded amounts outstanding under this Note and evidenced hereby, and payments and other appropriate debits and credits as provided herein. Bank shall also record, in accordance with customary accounting practice, all other interest, charges, expenses and other items properly chargeable to Borrowers hereunder, and other appropriate debits and credits. Such books and records of Bank shall be presumed to be complete and accurate and shall be deemed correct, except to the extent shown by Borrowers to be manifestly erroneous. All payments due under this Note are to be made in immediately available funds. If Bank accepts payment in any other form, such payment shall not be deemed to have been made until the funds comprising such payment have actually been received or made available to Bank.

     5. Application of Payments. All payments shall be applied first to the payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorneys' fees, then to the payment in full of any late charges, then to the payment in full of accrued, unpaid interest and finally to the reduction of the unpaid principal balance of this Note.

     6. Default: Rights, Remedies. Upon the occurrence of an Event of Default, Bank may, immediately or at any time thereafter, declare the entire unpaid principal amount of this Note, all accrued but unpaid interest hereon, and all other sums due hereunder, due and payable in full and, at any time thereafter, Bank may exercise any or all of its rights hereunder, under the Loan Agreement, under any other agreement or otherwise under applicable law against Borrowers, against any person liable, either absolutely or contingently, for payment of any indebtedness evidenced hereby, and in any collateral, and such rights may be exercised in any order and shall not be prejudiced by any delay in Bank's exercise thereof. At any time after the occurrence of an Event of Default, Bank may, at its option and upon five (5) days written notice to Borrowers, begin accruing interest on this Note at a rate not to exceed three percent (3%) per annum in excess of the rate of interest provided for above on the unpaid principal balance hereof. All such additional interest shall be payable upon demand. In addition, Borrowers shall be liable and responsible for any and all costs and expenses incurred by Bank in connection with the enforcement of this Note and the collection of sums due under this Note, including attorneys' fees incurred by Bank (which shall include any such fees incurred by Bank in any bankruptcy proceeding of Borrowers).

          THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWERS AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWERS, BORROWERS HEREBY KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY, AND, ON THE ADVICE OF SEPARATE COUNSEL OF BORROWERS, UNCONDITIONALLY WAIVE ANY AND ALL RIGHTS BORROWERS HAVE OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

          (a) After the occurrence of an Event of Default, Borrowers authorize and empower any attorney of any court of record of Pennsylvania or elsewhere to appear for and enter judgment against them, and each of them, for the then unpaid principal amount of this Note, together with all accrued, unpaid interest and late charges, costs of suit and reasonable attorneys' fees of three percent (3%) of the unpaid balance hereof, with or without declaration or stay of execution, and with release of errors, for which this Note or a copy hereof shall serve as a sufficient warrant. This power to enter judgment against Borrowers shall not be exhausted by any exercise of the power and shall continue from time to time and at all times until full payment of all amounts due under this Note.

          (b) The remedies of Bank shall be cumulative and concurrent, and may be pursued singly, successively, or together, at its sole discretion, and may be exercised as often as the occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

     7. Arrow Italy SpA. Notwithstanding any other term or provision of the this Note or the other Loan Documents, Borrowers and Bank acknowledge and agree that Arrow Italy SpA's repayment obligations under this Note shall be limited to the repayment of Loans made by Bank to Arrow Italy SpA, and Arrow Italy SpA shall have no liability or obligation to Bank for the repayment of Loans made to the other Borrowers.

     8. Waivers. Borrowers and all guarantors of and sureties for this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to this Note (except such notices as are specifically required to be given to the Borrowers under the terms of the Loan Agreement), all errors, defects and imperfections in any proceedings instituted by Bank under the terms of this Note, and all benefit that might accrue to Borrowers by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Borrowers agree that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by Bank.

     9. Unconditional Liability. Borrowers and all endorsers, sureties and guarantors hereby jointly and severally waive all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and they agree that the liability of each of them shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Bank, and consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Bank with respect to the payment or other provisions of this Note, and to the release of any part of any collateral, with or without substitution, and agree that additional Borrowers, endorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.

     10. Construction. This Note shall be construed and enforced in accordance with the domestic, internal law, but not the law of conflict of laws, of the Commonwealth of Pennsylvania. The captions preceding the text of the paragraphs of this Note are inserted only for convenience of reference and shall not constitute a part of this Note, nor shall they in any way affect its meaning, construction or effect.

     11. Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     12. Waiver of Damages and Jury Trial.

          (a) Borrowers agree that they shall not have a remedy of punitive or exemplary damages against any Bank in any dispute, proceeding or controversy (each, a "Dispute") arising out of, connected with or relating to this Note, and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute.

          (b) Borrowers expressly waive any right to a trial by jury in any Dispute.

     13. Successors and Assigns. The provisions of this Note shall bind and inure to the benefit of Borrowers and Bank and their respective successors and permitted assigns.

     14. Amended and Restated Note. This Note amends and restates in its entirety the Multi-Currency Promissory Note dated as of April 12, 2001 and issued by certain Borrowers to Bank.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Borrowers, intending to be legally bound hereby, have caused this Note to be duly executed by their authorized officers the day and year first above written.

                                        ARROW INTERNATIONAL, INC.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                           -------------------------------------
                                                Name:
                                                Title:


                                        ARROW MEDICAL PRODUCTS, LTD.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                                --------------------------------
                                                Name:
                                                Title:


                                        ARROW DEUTSCHLAND GMBH


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                                --------------------------------
                                                Name:
                                                Title:


                                        ARROW IBERIA, S.A.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                                --------------------------------
                                                Name:
                                                Title:


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                        ARROW INTERNACIONAL DE MEXICO S.A. DE
                                        C.V.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                                --------------------------------
                                                Name:
                                                Title:


                                        ARROW HELLAS COMMERCIAL A. E.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                                --------------------------------
                                                Name:
                                                Title:


                                        ARROW NEDERLAND B.V.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                                --------------------------------
                                                Name:
                                                Title:


                                        ARROW MEDICAL HOLDINGS B.V.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                                --------------------------------
                                                Name:
                                                Title:

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                        ARROW INTERNATIONAL CR, A.S.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                                --------------------------------
                                                Name:
                                                Title:


                                        ARROW ITALY, SpA


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                                --------------------------------
                                                Name:
                                                Title:


                                        ARROW INTERNATIONAL UK LTD.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                                --------------------------------
                                                Name:
                                                Title:


                                        ("Borrowers")


                                        WACHOVIA BANK, NATIONAL ASSOCIATION


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        LONDON BRANCH


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                   ("Lender")

COMMONWEALTH OF PENNSYLVANIA :
                             :ss.
COUNTY OF BERKS              :

     On this ___ day of August, 2006, before me, a notary public, the undersigned officer, personally appeared _________________________________, who acknowledged himself to be the _____________________ of ARROW INTERNATIONAL, INC. a Pennsylvania corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                        ----------------------------------------
                                                      Notary Public


COMMONWEALTH OF PENNSYLVANIA :
                             :ss.
COUNTY OF BERKS              :

     On this ___ day of August, 2006, before me, a notary public, the undersigned officer, personally appeared _________________________________, who acknowledged himself to be the _____________________ of ARROW MEDICAL PRODUCTS, LTD. a Pennsylvania corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                        ----------------------------------------
                                                      Notary Public

COMMONWEALTH OF PENNSYLVANIA :
                             :ss.
COUNTY OF BERKS              :

     On this ___ day of August, 2006, before me, a notary public, the undersigned officer, personally appeared _________________________________, who acknowledged himself to be the _____________________ of ARROW DEUTSCHLAND GMBH, a corporation organized and existing under the laws of Germany, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                        ----------------------------------------
                                                      Notary Public


COMMONWEALTH OF PENNSYLVANIA :
                             :ss.
COUNTY OF BERKS              :

     On this ___ day of August, 2006, before me, a notary public, the undersigned officer, personally appeared _________________________________, who acknowledged himself to be the _____________________ of ARROW IBERIA, S.A., a corporation organized and existing under the laws of Spain, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                        ----------------------------------------
                                                      Notary Public

COMMONWEALTH OF PENNSYLVANIA :
                             :ss.
COUNTY OF BERKS              :

     On this ___ day of August, 2006, before me, a notary public, the undersigned officer, personally appeared _________________________________, who acknowledged himself to be the _____________________ of ARROW INTERNACIONAL deMEXICO S.A. de C.V., a corporation organized and existing under the laws of Mexico, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                        ----------------------------------------
                                                      Notary Public


COMMONWEALTH OF PENNSYLVANIA :
                             :ss.
COUNTY OF BERKS              :

     On this ___ day of August, 2006, before me, a notary public, the undersigned officer, personally appeared _________________________________, who acknowledged himself to be the _____________________ of ARROW HELLAS COMMERCIAL A.E., a corporation organized and existing under the laws of Greece, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                        ----------------------------------------
                                                      Notary Public

COMMONWEALTH OF PENNSYLVANIA :
                             :ss.
COUNTY OF BERKS              :

     On this ___ day of August, 2006, before me, a notary public, the undersigned officer, personally appeared _________________________________, who acknowledged himself to be the _____________________ of ARROW NEDERLAND B.V., a corporation organized and existing under the laws of the Netherlands, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                        ----------------------------------------
                                                      Notary Public


COMMONWEALTH OF PENNSYLVANIA :
                             :ss.
COUNTY OF BERKS              :

     On this ___ day of August, 2006, before me, a notary public, the undersigned officer, personally appeared _________________________________, who acknowledged himself to be the _____________________ of ARROW INTERNATIONAL CR, a.s., a corporation organized and existing under the laws of the Czech Republic, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                        ----------------------------------------
                                                      Notary Public

COMMONWEALTH OF PENNSYLVANIA :
                             :ss.
COUNTY OF BERKS              :

     On this ___ day of August, 2006, before me, a notary public, the undersigned officer, personally appeared _________________________________, who acknowledged himself to be the _____________________ of ARROW ITALY, SpA, a corporation organized and existing under the laws of Italy, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                        ----------------------------------------
                                                      Notary Public


COMMONWEALTH OF PENNSYLVANIA :
                             :ss.
COUNTY OF BERKS              :

     On this ___ day of August, 2006, before me, a notary public, the undersigned officer, personally appeared _________________________________, who acknowledged himself to be the _____________________ of ARROW INTERNATIONAL UK LTD., a corporation organized and existing under the laws of the United Kingdom, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                        ----------------------------------------
                                                      Notary Public

COMMONWEALTH OF PENNSYLVANIA :
                             :ss.
COUNTY OF BERKS              :

     On this ___ day of August, 2006, before me, a notary public, the undersigned officer, personally appeared _________________________________, who acknowledged himself to be the _____________________ of ARROW MEDICAL HOLDINGS B.V., a corporation organized and existing under the laws of the Netherlands, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                        ----------------------------------------
                                                      Notary Public

                        SIXTH AMENDMENT TO LOAN AGREEMENT

     THIS SIXTH AMENDMENT TO LOAN AGREEMENT (the "Sixth Amendment") made and entered into as of August __, 2006, by and among WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a FIRST UNION NATIONAL BANK), a national banking association, WACHOVIA BANK, NATIONAL ASSOCIATION, LONDON BRANCH (f/k/a FIRST UNION NATIONAL BANK, LONDON BRANCH), a national banking association acting through its London Branch, ARROW INTERNATIONAL, INC., a Pennsylvania corporation, ARROW MEDICAL PRODUCTS, LTD., a Pennsylvania corporation authorized to engage in business in Canada, ARROW DEUTSCHLAND GMBH, a corporation organized and existing under the laws of Germany, ARROW IBERIA, S.A., a corporation organized and existing under the laws of Spain, ARROW INTERNACIONAL DE MEXICO S.A. DE C.V., a corporation organized and existing under the laws of Mexico, ARROW HELLAS COMMERCIAL A. E., a corporation organized and existing under the laws of Greece, ARROW NEDERLAND B.V., a corporation organized and existing under the laws of the Netherlands, ARROW MEDICAL HOLDINGS B.V., a corporation organized and existing under the laws of the Netherlands, ARROW INTERNATIONAL CR, A.S., a corporation organized and existing under the laws of the Czech Republic, ARROW ITALY SpA, a corporation organized and existing under the laws of Italy, and ARROW INTERNATIONAL UK LTD., a corporation organized and existing under the laws of the United Kingdom.

                                   BACKGROUND

     A. The Lender and the Borrowers are parties to a loan agreement dated April 12, 2001, as amended March 29, 2002, June 30, 2003, April 23, 2004, May 27,
2005, and May 25, 2006 (with certain of the Borrowers joining in the loan agreement through an amendment to the loan agreement), pursuant to which the Lender agreed to provide the Borrowers with Loans in an aggregate outstanding amount not to exceed at any one time Sixty-Five Million Dollars ($65,000,000), subject to and in accordance with the terms and conditions set forth therein (the "Agreement").

     B. The Agreement is incorporated by reference in this Sixth Amendment. Capitalized terms used herein which are not so defined, but which are defined in the Agreement, shall have the meanings given such terms in the Agreement.

     C. At the Borrowers' request, the Lender has agreed to increase the Borrowing Limit and the Alternative Currency Borrowing Sub-Limit under the Agreement and to make certain other modifications to the Agreement, all as hereinafter set forth.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound hereby, the parties hereto covenant and agree as set forth below.

     1. Incorporation of Background. The Background provisions of this Sixth Amendment are incorporated herein by reference thereto as if fully set forth in this Sixth Amendment.

     2. Amended Defined Terms. The following defined terms as set forth in
Section 1.2 of the Agreement are hereby amended and restated in their entirety to read as follows:

          "Agreement" shall mean the Loan Agreement among the Lender and the Borrowers dated April 12, 2001, as amended by the Lender and the Borrowers pursuant to the First Amendment to Loan Agreement dated as of March 29, 2002, as further amended by the Lender and the Borrowers pursuant to the Second Amendment to Loan Agreement dated as of June 30, 2003, as further amended by the Lender and the Borrowers pursuant to the Third Amendment to Loan Agreement dated as of April 23, 2004, as further amended by the Lender and the Borrowers pursuant to the Fourth Amendment to Loan Agreement dated as of May 27, 2005, as further amended by the Lender and the Borrowers pursuant to the Fifth Amendment to Loan Agreement dated as of May 25, 2006, and as further amended by the Lender and the Borrowers pursuant to the Sixth Amendment to Loan Agreement dated as of August __, 2006, and any future amendments, restatements, modifications or supplements thereof or thereto.

          "Alternative Currency Borrowing Sub-Limit" shall mean Eighty Million Dollars ($80,000,000) (based on the Dollar Equivalent of the Alternative Currencies).

          "Borrower" shall mean each of Arrow International, Inc., a Pennsylvania corporation, Arrow Medical Products, Ltd., a Pennsylvania corporation authorized to engage in business in Canada, Arrow Deutschland GmbH, a corporation organized and existing under the laws of Germany, Arrow Iberia, S.A., a corporation organized and existing under the laws of Spain, Arrow Internacional De Mexico, S.A. de C.V., a corporation organized and existing under the laws of Mexico, Arrow Hellas Commercial A. E., a corporation organized and existing under the laws of Greece, Arrow Nederland B.V., a corporation organized and existing under the laws of the Netherlands, Arrow Medical Holdings B.V., a corporation organized and existing under the laws of the Netherlands, Arrow International CR, a.s., a corporation organized and existing under the laws of the Czech Republic, Arrow Italy SpA, a corporation organized and existing under the laws of Italy, and Arrow International UK Ltd., a corporation organized and existing under the laws of the United Kingdom, and "Borrowers" shall mean any two or more of them.

          "Borrowing Limit" shall mean Ninety Million Dollars ($90,000,000).

          "Note" shall mean the amended and restated promissory note of the Borrowers, evidencing the joint and several obligations of the Borrowers to repay the Loans.

          "Termination Date" shall mean April 30, 2007 or, if such day is not a Business Day, the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case the Termination Date shall be the next preceding Business Day.

     3. Borrowing Limit. Section 2.1(a) of the Agreement is hereby amended and modified by deleting in the sixth and seventh lines thereof the dollar amount "Sixty-Five Million Dollars ($65,000,000)" and replacing it with the dollar amount "Ninety Million Dollars ($90,000,000)."

     4. Alternative Currency Borrowing Sub-Limit. Section 2.1(a) of the Agreement is hereby amended and modified by deleting at the end of such Section the dollar amount "Fifty Million Dollars ($50,000,000)" and replacing it with the dollar amount "Eighty Million Dollars ($80,000,000)."

     5. Amended and Restated Note. To evidence the increase in the Borrowing Limit and the Borrowers' obligation to repay the Loans, the Borrowers shall contemporaneously with the execution of this Sixth Amendment execute and deliver to the Lender an Amended and Restated Multi-Currency Promissory Note in the principal amount of the Borrowing Limit.

     6. Arrow Italy SpA. Notwithstanding any other term or provision of the Agreement or the other Loan Documents, the Borrowers and the Lender acknowledge and agree that Arrow Italy SpA's repayment obligations under this Agreement and the Note shall be limited to the repayment of Loans made by the Lender to Arrow Italy SpA, and Arrow Italy SpA shall have no liability or obligation to the Lender for the repayment of Loans made to the other Borrowers.

     7. Representations and Warranties. As a material inducement for the Lender to enter into this Sixth Amendment, the Borrowers make the following representations and warranties to the Lender and acknowledge the Lender's justifiable reliance thereon:

          (a) No Default or Event of Default has occurred.

          (b) All representations and warranties previously made to the Lender by the Borrowers remain true, accurate, and complete.

          (c) The Agreement, as modified and amended hereby, is the valid and binding obligation of the Borrowers and is fully enforceable in accordance with all stated terms.

     8. Binding Effect. This Sixth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     9. Costs and Expenses. Without limiting the generality of the provisions of the Agreement, the Borrowers shall reimburse the Lender for its out-of-pocket expenses, including counsel fees, incurred by the Lender in connection with the development, preparation, negotiation, and enforcement of this Sixth Amendment and all documents executed in connection herewith.

     10. Effective Date. This Sixth Amendment shall be operative and effective when the Lender has executed this Sixth Amendment.

     11. Ratification. Except as expressly modified and amended herein, the Agreement and all other Loan Documents are hereby ratified and affirmed, and the Borrowers expressly ratify and affirm all terms and provisions of the Loan Documents, including all warrants of attorney to confess judgment as set forth in the Loan Documents.

     12. Terms Consistent. To the extent that any of the terms or provisions set forth in the Loan Documents are inconsistent with any of the terms or provisions hereof, the terms and provisions of this Sixth Amendment shall control. References in any of the Loan Documents to the Agreement shall be deemed references to the Agreement as amended, and references in any of the Loan Documents to any defined terms that have been amended shall be deemed references to such defined terms as amended.

     13. Execution in Counterparts. This Sixth Amendment may be executed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, but all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     14. Further Assurances. The Borrowers shall immediately execute and deliver to the Lender any documents or instruments requested by the Lender from time to time to further evidence, effectuate, secure or carry out the terms of this Sixth Amendment or the Loan Documents.

     15. Acknowledgments. The Borrowers acknowledge, represent, warrant and covenant that they do not have, and have never had, any defense to payment or performance of any of their obligations under the Agreement and Loan Documents or any claim, right or cause of action whatsoever, in law or equity, against the Lender arising under the Agreement or the Loan Documents. The Borrowers further represent, warrant and covenant that the Lender has not caused them to suffer any damage, loss, liability, expense or obligation of any nature whatsoever arising under the Agreement or the Loan Documents.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to Loan Agreement to be duly executed as of the day and year first above written.

                                        ARROW INTERNATIONAL, INC.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                                --------------------------------
                                                Name:
                                                Title:


                                        ARROW MEDICAL PRODUCTS, LTD.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                                --------------------------------
                                                Name:
                                                Title:


                                        ARROW DEUTSCHLAND GMBH


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                                --------------------------------
                                                Name:
                                                Title:


                    [SIGNATURES CONTINUE ON FOLLOWING PAGES]

                                        ARROW IBERIA, S.A.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                                --------------------------------
                                                Name:
                                                Title:


                                        ARROW INTERNACIONAL DE MEXICO, S.A. DE
                                        C.V.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                                --------------------------------
                                                Name:
                                                Title:


                                        ARROW HELLAS COMMERCIAL A. E.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                                --------------------------------
                                                Name:
                                                Title:


                                        ARROW HOLLAND MEDICAL PRODUCTS B.V.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                                --------------------------------
                                                Name:
                                                Title:


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                        ARROW INTERNATIONAL CR, A.S.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                                --------------------------------
                                                Name:
                                                Title:


                                        ARROW ITALY, SpA


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                                --------------------------------
                                                Name:
                                                Title:


                                        ARROW MEDICAL HOLDINGS B.V.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                                --------------------------------
                                                Name:
                                                Title:


                                        ARROW INTERNATIONAL UK LTD.


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        Attest:
                                                --------------------------------
                                                Name:
                                                Title:

                                        ("Borrowers")


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                        WACHOVIA BANK, NATIONAL ASSOCIATION


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        LONDON BRANCH


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:


                                        ("Lender")